UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 17, 2006

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-30523	58-2466370

(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302

(Address of principal executive offices)	(Zip Code)

(864) 948-9001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Financial Information.

On January 17, 2006, First National Bancshares, Inc., holding company for First National Bank of the South, issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 2.02 filing requirements, the Company has furnished the information required by Item 2.02 under Item 9.01 herein.

          (d)       Exhibits.

                      The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated January 17, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

	By:	/s/ Jerry L. Calvert

	Name:	Jerry L. Calvert
	Title:	Chief Executive Officer
Dated: January 17, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1.	Earnings Press Release for the quarter and year ended January 17, 2006